                                                                    Exhibit 99.7

                        AMENDMENT TO CUSTODIAN CONTRACT

     This Amendment to the Custodian Contract is made as of December 1, 2000 by and between SAFECO Common Stock Trust (the "Trust") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

     WHEREAS, the Trust and the Custodian entered into a Custodian Contract dated as of March 31, 1997 (as amended and in effect from time to time, the "Contract"); and

     WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Trust has made SAFECO Growth Opportunities Fund, SAFECO Equity Fund, SAFECO Dividend Income Fund, SAFECO Northwest Fund, SAFECO International Stock Fund, SAFECO Balanced Fund, SAFECO Small Company Value Fund and SAFECO U.S. Value Fund, subject to the Contract (each such series, together with all other series subsequently established by the Trust and made subject to the Contract in accordance with the terms thereof, shall be referred to as a "Portfolio", and, collectively, the "Portfolios"); and

     WHEREAS, with respect to each Portfolio except the SAFECO International Stock Fund, the Trust and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 ("Rule 17f-5") and the adoption of Rule 17f-7 ("Rule 17f-7") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Portfolios (except the SAFECO International Stock Fund) held outside of the United States.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I. With respect to each Portfolio except the SAFECO International Stock Fund (the term "Portfolio", as used throughout this amendment, shall exclude the SAFECO International Stock Fund), the amendment to the Contract dated April 30, 1998, and relating to the 1997 revision of Rule 17f-5 revision is hereby deleted, and the parties hereto agree that it shall be and is replaced in its entirety by the provisions set forth below.

II. The Custodian does not provide services outside the United States for the SAFECO International Stock Fund. The original terms of the Contract will continue to apply with respect to the SAFECO International Stock Fund, and neither the terms of this Amendment nor any amendment to the Contract relating

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

     to Rule 17f-5, Rule 17f-7 or foreign custody will apply with respect to the SAFECO International Stock Fund.

3.   Provisions Relating to Rules 17f-5 and 17f-7
     --------------------------------------------

3.1. Definitions.  Capitalized terms in this Amendment shall have the following
     -----------
meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(2) of Rule 17f-5.

3.2. The Custodian as Foreign Custody Manager.
     ----------------------------------------

     3.2.1  Delegation to the Custodian as Foreign Custody Manager.  The Trust,
            ------------------------------------------------------
by resolution adopted by its Board of Trustees (the "Board"), hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

     3.2.2  Countries Covered.  The Foreign Custody Manager shall be responsible
            -----------------
for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Trust with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to

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

maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Trust, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Trust shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Trust. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Trust, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Trust with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

     3.2.3  Scope of Delegated Responsibilities:
            -----------------------------------

            (a) Selection of Eligible Foreign Custodians.  Subject to the
                ----------------------------------------
provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

            (b) Contracts With Eligible Foreign Custodians.  The Foreign Custody
                ------------------------------------------
Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

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

            (c) Monitoring.  In each case in which the Foreign Custody Manager
                ----------
maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

     3.2.4  Guidelines for the Exercise of Delegated Authority.  For purposes of
            --------------------------------------------------
this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

     3.2.5  Reporting Requirements.  The Foreign Custody Manager shall report
            ----------------------
the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this
Section 3.2 after the occurrence of the material change.

     3.2.6  Standard of Care as Foreign Custody Manager of a Portfolio.  In
            ----------------------------------------------------------
performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

     3.2.7  Representations with Respect to Rule 17f-5.  The Foreign Custody
            ------------------------------------------
Manager represents to the Trust that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. The Trust represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of the Portfolios.

     3.2.8  Effective Date and Termination of the Custodian as Foreign Custody
            ------------------------------------------------------------------
Manager.  The Board's delegation to the Custodian as Foreign Custody Manager of
-------
the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

3.3  Eligible Securities Depositories.
     --------------------------------

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

     3.3.1  Analysis and Monitoring.  The Custodian shall (a) provide the Trust
            -----------------------
(or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Trust (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

     3.3.2  Standard of Care.  The Custodian agrees to exercise reasonable care,
            ----------------
prudence and diligence in performing the duties set forth in Section 3.3.1.

4.   Duties of the Custodian with Respect to Property of the Portfolios Held
     -----------------------------------------------------------------------
     Outside the United States.
     -------------------------

4.1  Definitions.  Capitalized terms in this Article 4 shall have the following
     -----------
meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

4.2. Holding Securities.  The Custodian shall identify on its books as belonging
     ------------------
to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3. Foreign Securities Systems.  Foreign securities shall be maintained in a
     --------------------------
Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

4.4. Transactions in Foreign Custody Account.
     ---------------------------------------

     4.4.1. Delivery of Foreign Assets.  The Custodian or a Foreign Sub-
            --------------------------
Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

     (ii) in connection with any repurchase agreement related to foreign securities;

     (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

     (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

     (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

     (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

     (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

     (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

     (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

     (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (xi)   in connection with the lending of foreign securities; and

     (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

     4.4.2. Payment of Portfolio Monies.  Upon receipt of Proper Instructions,
            ---------------------------
which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

     (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

     (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

     (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

     (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

     (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (vi) for payment of part or all of the dividends received in respect of securities sold short;

     (vii)  in connection with the borrowing or lending of foreign securities;
            and

     (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

     4.4.3. Market Conditions.  Notwithstanding any provision of this Contract
            -----------------
to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

4.5. Registration of Foreign Securities.  The foreign securities maintained in
     ----------------------------------
the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Trust on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6  Bank Accounts.  The Custodian shall identify on its books as belonging to
     -------------
the Trust cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

4.7. Collection of Income.  The Custodian shall use reasonable commercial
     --------------------
efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Trust and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8    Shareholder Rights.  With respect to the foreign securities held pursuant
       ------------------
to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Trust acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Trust to exercise shareholder rights.

4.9.   Communications Relating to Foreign Securities.  The Custodian shall
       ---------------------------------------------
transmit promptly to the Trust written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Trust written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10.  Liability of Foreign Sub-Custodians.  Each agreement pursuant to which
       -----------------------------------
the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Trust's election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11   Tax Law.  The Custodian shall have no responsibility or liability for any
       -------
obligations now or hereafter imposed on the Trust, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Trust to notify the Custodian of the obligations imposed on the Trust with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Trust with respect to any claim for exemption or refund under the tax law of countries for which the Trust has provided such information.

4.12. Liability of Custodian.  Except as may arise from the Custodian's own
      ----------------------
negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to the Trust for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.


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                   ------------------------------------------

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.



Witnessed By:                 STATE STREET BANK and TRUST COMPANY



/s/ NELSON H. GRAVES          By:    RONALD E. LOGUE
---------------------                ---------------------------------------
Nelson H. Graves              Name:  Ronald E. Logue
VP & Counsel                  Title: Vice Chairman and Chief Operating Officer



Witnessed By:                 SAFECO COMMON STOCK TRUST

/s/ LIZBETH ENGLUND           By:    /s/ DAVID F. HILL
---------------------                ---------------------------------------
Lizbeth England               Name:  David F. Hill
VP & Counsel                  Title: President

          AMENDMENT, dated March 30, 2001 to the January 31, 1996 global custody agreement ("Agreement"), between The Chase Manhattan Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070, and SAFECO COMMON STOCK TRUST (the "Customer"), on behalf of each series of the Customer listed on Schedule A to the Agreement.

          It is hereby agreed as follows:

          Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

          Section 2. The Agreement is amended by deleting the Mutual Fund Rider thereto and inserting, in lieu thereof, the following Rider:

          I.  Add the following after the first sentence of Section 3 of the
Agreement:

          At the request of Customer, Bank may, but need not, add to Schedule B an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity.

          II.  Add the following language to the end of Section 3 of the
Agreement:

          (i) The term Subcustodian as used herein shall mean the following:

          (a) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7); and

          (b) an "Eligible Foreign Custodian," which, as defined in rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, or (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

          (ii) The term "securities depository" as used herein shall mean the following when referring to a securities depository located:

          (a) outside the U.S,. an "Eligible Securities Depository" which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5.

          (b) in the U.S., a "securities depository" as defined in SEC rule 17f-4(a).

          (iii) For purposes of clarity, it is understood and agreed that the term Subcustodian shall not include any securities depository. For purposes of the provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

          III.   Add the following language to the end of Section 14(c) of the
Agreement:

          Upon reasonable request from Customer, Bank shall furnish Customer such reports (or portions thereof) of Bank's system of internal accounting controls applicable to Bank's duties hereunder. Bank shall endeavor to obtain and furnish Customer with such similar reports as it may reasonably request with respect to each Subcustodian and securities depository holding Assets.

          IV.  "Add new Section 15 to the Agreement as follows:

          15.  Compliance with Securities and Exchange Commission rule 17f-5
               -------------------------------------------------------------
("rule 17f-5").
---------------

          (a) Customer's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold Customer's Foreign Assets, and (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

          (b) In connection with the foregoing, Bank shall:

          (i) provide written reports notifying Customer's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements but until further notice from Customer requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

          (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

          (iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

          (iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(2); and

          (v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

          (c) Except as expressly provided herein and in Section 17 hereof, Customer shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

          (d) Bank represents to Customer that it is a U.S. Bank as defined in rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time;
(2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Customer may maintain Foreign Assets in each country in which Customer's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Customer that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

          (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-A hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information as long as Bank has used reputable sources for such information.

          V. Add the following language after the word "administration" in the first sentence of Section 4(d) of the Agreement: "or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws".

          VI.  Add a new Section 16 to the Agreement as follows:

          16.  Compliance with Securities and Exchange Commission rule 17f-7
               -------------------------------------------------------------
("rule 17f-7").
--------------

          (a) Bank shall, for consideration by Customer, provide an analysis in accordance with rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Customer's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's Foreign Assets at such Depository) and at which any Foreign Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Customer's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

          (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 17(a) above.

          (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Customer from time to time.)

          (d) Bank need not commence performing any of the duties set forth in this Section 17 prior to March 31, 2001, but Bank shall advise Customer if it is prepared to commence such duties prior to such date as to particular depositories.

                             *********************

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


SAFECO COMMON STOCK TRUST        THE CHASE MANHATTAN BANK



By: /s/ DAVID F. HILL            By: /s/ CRAIG F. NELSON
    -----------------------          -------------------------

Name:   David F. Hill                  Name:   Craig F. Nelson
Title:  President                      Title:  Vice President
Date:   March 30, 2001                 Date:   March 30, 2001

                                 Appendix 1-A

                      Information Regarding Country Risk
                      ----------------------------------


     1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

     A    Opinions of local counsel concerning:

___  i.   Whether applicable foreign law would restrict the access afforded
          Customer's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

___ ii. Whether applicable foreign law would restrict the Customer's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___ iii. Whether applicable foreign law would restrict the Customer's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

     B.   Written information concerning:

___  i.   The likelihood of expropriation, nationalization, freezes, or confiscation of Customer's assets.

___ ii. Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

     C.   A market report with respect to the following topics:

     (i) securities regulatory environment, (ii) foreign ownership restrictions,
     (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

     2. Bank shall furnish the following additional information:

  Market flashes, including with respect to changes in the information in market reports.

                                 Appendix 1-B

                       ELIGIBLE SECURITIES DEPOSITORIES

                                 Appendix 1-b
                            SECURITIES DEPOSITORIES
                            As Of January 17, 2001

-------------------------------------------------------------------------------------------------------
COUNTRY          DEPOSITORY                                  INSTRUMENTS
-------------------------------------------------------------------------------------------------------
Argentina        CVSA                                        Equity, Corporate Debt, Government Debt
                 (Caja de Valores S.A.)
-------------------------------------------------------------------------------------------------------
Argentina        CRYL                                        Government Debt
                 (Central de Registration y Liquidacion
                 de Instruments de Endeudamiento Publico)
-------------------------------------------------------------------------------------------------------
Australia        Austraclear Limited                         Corporate Debt, Money Market,
                                                             Semi-Government Debt
-------------------------------------------------------------------------------------------------------
Australia        CHESS                                       Equity
                 (Clearing House Electronic Sub-register
                 System)
-------------------------------------------------------------------------------------------------------
Australia        RITS                                        Government Debt
                 (Reserve Bank of Australia/Reserve Bank
                 Information and Transfer System)
-------------------------------------------------------------------------------------------------------
Austria          OcKB                                        Equity, Corporate Debt, Government Debt
                 (Oesterreichische Kontrollbank AG)
-------------------------------------------------------------------------------------------------------
Belgium          CIK                                         Equity, Corporate Debt
                 (Caisse Interprofessiionnelle de Depots
                 et de Virements de Titres S.A.)
-------------------------------------------------------------------------------------------------------
Belgium          NBB                                         Corporate Debt, Government Debt
                 (National Bank of Belgium)
-------------------------------------------------------------------------------------------------------
Brazil           CBLC                                        Equity
                 (Companhia Brasileira de Liquidacao e
                 Custodia)
-------------------------------------------------------------------------------------------------------
Brazil           CETIP                                       Corporate Debt
                 (Central de Custodia e Liquidacao
                 Financuera de Titulos Privados)
-------------------------------------------------------------------------------------------------------
Brazil           SELIC                                       Government Debt
                 (Sistema Especial de Liquidacao e
                 Custodia)
-------------------------------------------------------------------------------------------------------
Bulgaria         BNB                                         Government Debt
                 (Bulgaira national Bank)
-------------------------------------------------------------------------------------------------------
Bulgaria         CDAD                                        Equity, Corporate Debt
                 (Central Depository A.D.)
-------------------------------------------------------------------------------------------------------
Canada           CDS                                         Equity, Corporate, Government Debt
                 (The Canadian Depository for Securities
                 Limited)
-------------------------------------------------------------------------------------------------------
Chile            DCV                                         Equity, Corporate Debt, Government Debt
                 (Deposito Central de Valores S.A.)
-------------------------------------------------------------------------------------------------------
China, Shanghai  SSCCRC                                      Equity
                 (Shanghai Securities Central Clearing
                 and Registration Corporation)
-------------------------------------------------------------------------------------------------------
China, Shanghai  SSCC                                        Equity
                 (Shenzhen Securities Clearing Company,
                 Limited)
-------------------------------------------------------------------------------------------------------
Colombia         DCV                                         Government Debt
                 (Deposito Central de Valores)
-------------------------------------------------------------------------------------------------------
Colombia         DECEVAL                                     Equity, Corporate Debt, Government Debt
                 (Deposito Centralizado de Valors de
                 Colombia S.A.)
-------------------------------------------------------------------------------------------------------
Croatia          SDA                                         Equity, Government Debt
                 Central Depository Agency Inc. -
                 Stredisnja depozitarna agencija d.d.)
-------------------------------------------------------------------------------------------------------
Croatia          Ministry of Finance of the Republic of      Short-term debt issued by the Ministry of
                 Croatia                                     Finance
-------------------------------------------------------------------------------------------------------
Croatia          CNB                                         Short-term debt issued by the national Bank
                 (Croatian national Bank)                    of Croatia
-------------------------------------------------------------------------------------------------------

                                 Appendix 1-b
                            SECURITIES DEPOSITORIES
                            As Of January 17, 2001

---------------------------------------------------------------------------------------------------------
Czech Republic   SCP                                         Equity, Corporate Debt, Government Debt
                 (Stredisko cennych papiru)
---------------------------------------------------------------------------------------------------------
Czech Republic   CNB                                         Government Debt
                 (Czech national Bank)
---------------------------------------------------------------------------------------------------------
Denmark          VP                                          Equity, Corporate Debt, Government Debt
                 (Vaerdipapircentralen A/S)
---------------------------------------------------------------------------------------------------------
Egypt            MSCD                                        Equity, Corporate Debt
                 (Misr for Clearing, Settlement and
                 Depository, S.A.E.)
---------------------------------------------------------------------------------------------------------
Estonia          ECDS                                        Equity, Corporate Debt, Government Debt
                 (Estonian Central Depository for
                 Securities Limited - Eesti Vaatpaberite
                 keskdepositoorium)
---------------------------------------------------------------------------------------------------------
Euromarket       DCC                                         Euro-CDs
                 (The Depository and Clearing Centre)
---------------------------------------------------------------------------------------------------------
Eromarket        Clearstream                                 Euro-Debt
                 (Clearstream Banking, S.A.)
---------------------------------------------------------------------------------------------------------
Euromarket       Euroclear                                   Euro-Debt
---------------------------------------------------------------------------------------------------------
Finland          APK                                         Equity, Corporate Debt, Government Debt
                 (Finnish Central Securities Depository
                 Limited)
---------------------------------------------------------------------------------------------------------
France           Euroclear France                            Equity, Corporate Debt, Government Debt
---------------------------------------------------------------------------------------------------------
Germany          Clearstream                                 Equity, Corporate Debt, Government Debt
                 (Clearstream Banking AG)
---------------------------------------------------------------------------------------------------------
Greece           CSD                                         Equity, Corporate Debt
                 (Central Securities Depository S.A.)
---------------------------------------------------------------------------------------------------------
Hong Kong        CMU                                         Corporate Debt, Government Debt
                 (Central Moneymarkets Unit)
---------------------------------------------------------------------------------------------------------
Hungary          KELER                                       Equity, Corporate Debt, Government Debt
                 (Central Depository and Clearing House -
                 Kosponti Elszamolohaz es Ertektar
                 (Budapest) Rt.)
---------------------------------------------------------------------------------------------------------
India            NSDL                                        Equity, Corporate Debt, Government Debt
                 (national Securities Depository Limited)
---------------------------------------------------------------------------------------------------------
India            CDSL                                        Equity
                 (Central Depository Services (India)
                 Limited)
---------------------------------------------------------------------------------------------------------
India            RBI                                         Government Debt
                 (Reverse Bank of India)
---------------------------------------------------------------------------------------------------------
Indonesia        KSEI                                        Equity, Corporate Debt
                 (PT Kustodian Sentral Efek Indonesia)
---------------------------------------------------------------------------------------------------------
Ireland          CREST                                       Equity, Corporate Debt
                 (CRESTCo Limited)
---------------------------------------------------------------------------------------------------------
Israel           TASE Clearing House                         Equity, Corporate Debt, Government Debt
                 (Tel Aviv Stock Exchange Clearing House)
---------------------------------------------------------------------------------------------------------
Italy            Monte Titoli S.p.A.                         Equity, corporate Debt, Government Debt
---------------------------------------------------------------------------------------------------------
Italy            Banca d'Italia                              Government Debt
---------------------------------------------------------------------------------------------------------
Ivory Coast      DC/BR                                       Equity
                 (Le Depositaire Central/Banque de
                 Reglement)
---------------------------------------------------------------------------------------------------------
Japan            JASDEC                                      Equity, Convertible Debt
                 (Japan Securities Depository Center)
---------------------------------------------------------------------------------------------------------
Japan            BoJ                                         Registered Government Debt
                 (Bank of Japan)
---------------------------------------------------------------------------------------------------------

                                 Appendix 1-b
                            SECURITIES DEPOSITORIES
                            As Of January 17, 2001

---------------------------------------------------------------------------------------------------------
Kazakhstan       CSD                                         Equity
                 (Central Securities Depository CJSC)
---------------------------------------------------------------------------------------------------------
Kenya            CBCD                                        Government Debt
                 (Central Bank Central Depository)
---------------------------------------------------------------------------------------------------------
Latvia           LCD                                         Equity, Corporate Debt, Government Debt
                 (Latvian Central Depository)
---------------------------------------------------------------------------------------------------------
Lebanon          Midclear S.A.L.                             Equity
                 (Custodian and Clearing Center of
                 Financial Instruments for Lebanon and
                 the Middle East S.A.L.)
---------------------------------------------------------------------------------------------------------
Lithuania        CSDL                                        Equity, Corporate Debt, Government Debt
                 (Central Securities Depository of
                 Lithuania)
---------------------------------------------------------------------------------------------------------
Luxembourg       Clearstream                                 Equity
                 (Clearstream Banking Depository of
                 Lithuania)
---------------------------------------------------------------------------------------------------------
Malaysia         MDC                                         Equity, Corporate Debt, Government Debt
                 (Malaysian Central Depository Sdn. Bhd.)
---------------------------------------------------------------------------------------------------------
Mauritius        CDS                                         Equity, Corporate Debt
                 (Central Depository and Settlement
                 Company Limited)
---------------------------------------------------------------------------------------------------------
Mexico           INDEVAL                                     Equity, Corporate Debt, Government Debt
                 (s.D. INDEVAL S.A. de C.V.)
---------------------------------------------------------------------------------------------------------
Morocco          Maroclear                                   Equity, Corporate Debt, Government Debt
---------------------------------------------------------------------------------------------------------
Netherlands      NECIGEF                                     Equity, Corporate Debt, Government Debt
                 (Nederlands Centraal Instituut voor
                 Giraal Effectenverkeer B.V.)
---------------------------------------------------------------------------------------------------------
New Zealand      NSCSD                                       Equity, Corporate Debt, Government Debt
                 (New Zealand Central Securities
                 Depository)
---------------------------------------------------------------------------------------------------------
Nigeria          CSCS                                        Equity, Corporate Debt, Government Debt
                 (Central Securities Clearing System
                 Limited)
---------------------------------------------------------------------------------------------------------
Norway           VPS                                         Equity, Corporate Debt, Government Debt
                 (Verdipapirsentralen)
---------------------------------------------------------------------------------------------------------
Oman             MDSRC                                       Equity, Corporate Debt
                 (The Muscat Depository and Securities
                 Registration Company, S.A.O.C.)
---------------------------------------------------------------------------------------------------------
Pakistan         CDC                                         Government Debt
                 (Central Depository Company of Pakistan
                 Limited)
---------------------------------------------------------------------------------------------------------
Peru             CAVALI                                      Equity, Corporate Debt, Government Debt
                 (CAVALI ICLV S.A.)
---------------------------------------------------------------------------------------------------------
Philappines      PCD                                         Equity
                 (Philappine Central Depository Inc.)
---------------------------------------------------------------------------------------------------------
Philappines      ROSS                                        Government Debt
                 (Bangko Sentral ng Pilipinas / Register
                 of Scripless Securities)
---------------------------------------------------------------------------------------------------------
Poland           NDS                                         Equity, Long-Term Government Debt
                 (National Depository for Securities S.A.)
---------------------------------------------------------------------------------------------------------
Portugal         CVM                                         Equity, Corporate Debt, Government Debt
                 (Central de Valores Mobiliarios e
                 Sistema de Liquidacao e Compensacao)
---------------------------------------------------------------------------------------------------------
Romania          SNCDD                                       Equity
                 (National Company for Clearing,
                 Settlement and Depository for Securities)
---------------------------------------------------------------------------------------------------------

                                 Appendix 1-b
                            SECURITIES DEPOSITORIES
                            As Of January 17, 2001

---------------------------------------------------------------------------------------------------------
Romania          BSE                                         Equity
                 (Bucharest Stock Exchange Registry)
---------------------------------------------------------------------------------------------------------
Russia           VTB                                         Equity, Corporate Debt, Government Debt
                 (Vneshtorgbank)                             (Ministry of Finance Bonds)
---------------------------------------------------------------------------------------------------------
Russia           NDC                                         Equity, Corporate Debt, Government Debt
                 (National Depository Centre)
---------------------------------------------------------------------------------------------------------
Russia           DCC                                         Equity
                 (Depository Clearing Company)
---------------------------------------------------------------------------------------------------------
Singapore        CDP                                         Equity, Corporate Debt
                 (The Central Depository (Pte) Limited)
---------------------------------------------------------------------------------------------------------
Singapore        SGS                                         Government Debt
                 (Monetary Authority of Singapore /
                 Singapore Government Securities
                 Book-Entry System)
---------------------------------------------------------------------------------------------------------
Slovak Republic  SCP                                         Equity, Corporate Debt, Government Debt
                 (Stredisko cennych papierov SR
                 Bratislava, a.s.)
---------------------------------------------------------------------------------------------------------
Slovak Republic  NBS                                         Government Debt
                 (National Bank of Slovakia)
---------------------------------------------------------------------------------------------------------
Slovenia         KDD                                         Equity, Corporate Debt, Government Debt
                 (Centralna klirinsko depotna druzba d.d.)
---------------------------------------------------------------------------------------------------------
South Africa     CDL                                         Corporate Debt, Government Debt
                 (Central Depository (Pty) Limited)
---------------------------------------------------------------------------------------------------------
South Africa     STRATE                                      Equity
                 (share Transactions Totally Electronic)
---------------------------------------------------------------------------------------------------------
South Korea      KSD                                         Equity, Corporate Debt, Government Debt
                 (Korea Securities Depository)
---------------------------------------------------------------------------------------------------------
Spain            SCLV                                        Equity, Corporate Debt
                 (Servicio de Compensacion y Liquidacion
                 de Valores, S.A.)
---------------------------------------------------------------------------------------------------------
Spain            CBEO                                        Government Debt
                 (Banco de Espana / Central Book Entry
                 Office)
---------------------------------------------------------------------------------------------------------
Sri Lanka        CDS                                         Equity, Corporate Debt
                 (Central Depository System (Private)
                 Limited)
---------------------------------------------------------------------------------------------------------
Sweden           VPC                                         Equity, Corporate Debt, Government Debt
                 (Vardepapperscentralen AB)
---------------------------------------------------------------------------------------------------------
Switzerland      SIS                                         Equity, Corporate Debt, Government Debt
                 (SIS SegaInterSettle AG)
---------------------------------------------------------------------------------------------------------
Taiwan           TSCD                                        Equity, Government Debt
                 (Taiwan Securities Central Depository
                 Co., Ltd.)
---------------------------------------------------------------------------------------------------------
Thailand         TSD                                         Equity, Corporate Debt, Government Debt
                 (Thailand Securities Depository Company
                 limited)
---------------------------------------------------------------------------------------------------------
Tunisia          STICODEVAM                                  Equity, Corporate Debt, Government Debt
                 (Societe Tunisienne Interprofessionnelle
                 pour la Compensation et le Depot des
                 Valeurs mobilieres)
---------------------------------------------------------------------------------------------------------
Turkey           TAKASBANK                                   Equity, Corporate Debt, Government Debt
                 (IMKB Takas ve Saklama Bankasi A.S.)
---------------------------------------------------------------------------------------------------------
United Kingdom   CREST                                       Equity, Corporate Debt, Government Debt
                 (CRESTCo Limited)
---------------------------------------------------------------------------------------------------------
United Kingdom   CMO                                         Sterling & Euro CDs, Commercial Paper
                 (Central Moneymarkets Office)
---------------------------------------------------------------------------------------------------------
United States    DTC                                         Equity, Corporate Debt
                 (Depository Trust Company)
---------------------------------------------------------------------------------------------------------

                                 Appendix 1-b
                            SECURITIES DEPOSITORIES
                            As Of January 17, 2001

---------------------------------------------------------------------------------------------------------
United States    PTC                                         Mortgage Back Debt
                 (Participants Trust Company)
---------------------------------------------------------------------------------------------------------
United States    FED                                         Government Debt
                 (The Federal Reserve Book-Entry System)
---------------------------------------------------------------------------------------------------------
Uruguay          BCU                                         Corporate Debt, Government Debt
                 (Banco Central del Uruguay)
---------------------------------------------------------------------------------------------------------
Venezuela        BCV                                         Government Debt
                 (Banco Central de Venezuela)
---------------------------------------------------------------------------------------------------------
Zambia           CSD                                         Equity, Government Debt
                 (LuSE Central Shares Depository limited)
---------------------------------------------------------------------------------------------------------
Zambia           BoZ                                         Government Debt
                 (Bank of Zambia)
---------------------------------------------------------------------------------------------------------